SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 15, 2000


                SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
           (Exact name of registrant as specified in its charter)



============================ ======================= ===========================
         Delaware                    000-27908               16-1494566
(State or other jurisdiction(Commission File Number)(IRS Employer Identification
 of incorporation)                                             No.)
============================ ======================= ===========================


          15 Link Drive, Binghamton, New York            13904
       (Address of principal executive offices)        (Zip Code)


    Registrant's telephone number, including area code: (607) 722-2800

                                 Not Applicable
     (Former name or former  address,  if changed since last report.)

Item 4.     Changes in Registrant's Certifying Accountant.

          On August 15, 2000, Semiconductor Laser International Corporation (the "Registrant") retained Deloitte & Touche LLP to serve as its independent accountants for the fiscal year ending December 31, 2000, and resolved to submit this selection to the approval of the stockholders of the Registrant at the annual meeting of stockholders to be held on September 20, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SEMICONDUCTOR LASER
                                                     INTERNATIONAL CORPORATION



                                       By:  /s/   Geoffrey T. Burnham
                                       Name:    Geoffrey T. Burnham
                                       Title:   Chairman of the Board, President
                                                and Chief Executive Officer

Dated:      August 16, 2000